Exhibit 10.25(vi)

SIXTH AMENDMENT OF THE

ANTHEM 401(k) LONG TERM SAVINGS INVESTMENT PLAN

(AS LAST RESTATED EFFECTIVE JANUARY 1, 1997)

Pursuant to rights reserved under Article X of the Anthem 401(k) Long Term Savings Investment Plan (the “Plan”), Anthem Insurance Companies, Inc. (the “Company”) hereby amends the Plan as follows:

1. Effective January 1, 2004, Section 2.15 of the Plan is amended to provide, in its entirety, as follows:

2.15	Compensation means for any Plan Year base salary, commissions, overtime pay and cash bonuses actually received by a Participant for pay periods while employed by the Employer. Compensation shall also include cash received from the flexible benefits program and the amount of any elective deferrals the Participant has authorized the Employer to make on his behalf under the plans maintained by the Employer in accordance with Sections 125 and 401(k) of the Code, elective amounts not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code, cash out of accrued vacation pay or paid time off for Terminated Participants, taxable car allowances, any taxable non-cash remuneration, but shall exclude all other forms of compensation such as imputed income, non-qualified deferred compensation, severance payments, payments under the directed executive compensation program, income from the exercise of qualified or non-qualified stock options payments under the Company’s long-term incentive plan or similar items; provided, however, effective January 31, 2004, that any payment under the Anthem Southeast 2003 Long-Term Incentive Plans (LTIP) Document to a Participant employed by Anthem Health Plans of Virginia, Inc., is included as Compensation.

The Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost of living increases in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to Compensation for the determination period that begins with or within such calendar year.

For purposes of Sections 4.1 and 4.2, notwithstanding any provision in this Plan to the contrary, for purposes of determining Before Tax Contributions and Employer Matched Contributions for a Participant, Compensation shall include such Participant’s Compensation during each pay period beginning with the Entry Date coincident with or next following participation in the Plan pursuant to Section 3.2; or if the individual elects to authorize Before Tax Contributions to the Plan at a later date, the Participant’s Compensation during each pay period beginning with the pay period with respect to which such election is first effective.

No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 4.1(a)(v) of the Plan and Section 414(v) of the Code, if applicable.

2. Effective January 1, 2003, a new Article XIV of the Plan is hereby added, to provide, in its entirety, as follows:

ARTICLE XIV

MINIMUM DISTRIBUTION REQUIREMENTS

14.1.	General Rules.

(a)	Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(b)	Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

(c)	Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

(d)	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

14.2.	Time and Manner of Distribution.

(a)	Required Beginning Date. The Participant’s or Former Participant’s entire nonforfeitable interest will be distributed, or begin to be distributed, to the Participant or Former Participant no later than the Participant’s or Former Participant’s required beginning date.

(b)	Death of Participant or Former Participant Before Distributions Begin. If the Participant or Former Participant dies before distributions begin, the Participant’s or Former Participant’s entire nonforfeitable interest will be distributed, or begin to be distributed, no later than as follows:

(i)	If the Participant’s or Former Participant’s surviving Spouse is the Participant’s or Former Participant’s sole designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died, or by December 31 of the calendar year in which the Participant or Former Participant would have attained age 70 1/2 , if later.

(ii)	If the Participant’s or Former Participant’s surviving Spouse is not the Participant’s or Former Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died.

(iii)	If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s or Former Participant’s death, the Participant’s or Former Participant’s entire nonforfeitable interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s or Former Participant’s death.

(iv)	If the Participant’s or Former Participant’s surviving Spouse is the Participant’s or Former Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant or Former Participant but before distributions to the surviving Spouse begin, this Subsection 14.2(b), other than Subsection 14.2(b)(i), will apply as if the surviving Spouse were the Participant or Former Participant.

For purposes of this Subsection 14.2(b) and Section 14.4, unless Subsection 14.2(b)(iv) applies, distributions are considered to begin on the Participant’s or Former Participant’s required beginning date. If Subsection 14.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Subsection 14.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant or Former Participant before the Participant’s or Former Participant’s required beginning date (or to the Participant’s or Former Participant’s surviving

Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 14.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

(c)	Forms of Distribution. Unless the Participant’s or Former Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 14.3 and 14.4 of this Article. If the Participant’s or Former Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

14.3.	Required Minimum Distributions During Participant’s or Former Participant’s Lifetime.

(a)	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s or Former Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(i)	the quotient obtained by dividing the Participant’s or Former Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s or Former Participant’s age as of the Participant’s or Former Participant’s birthday in the distribution calendar year; or

(ii)	if the Participant’s or Former Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s or Former Participant’s Spouse, the quotient obtained by dividing the Participant’s or Former Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s or Former Participant’s and Spouse’s attained ages as of the Participant’s or Former Participant’s and Spouse’s birthdays in the distribution calendar year; provided, however, that under no circumstances shall the distribution exceed the nonforfeitable portion of the Participant’s or Former Participant’s account balance.

(b)	Lifetime Required Minimum Distributions Continue Through Year of Participant’s or FormerParticipant’s Death. Required minimum distributions will be determined under this Section 14.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s or Former Participant’s date of death.

14.4.	Required Minimum Distributions After Participant’s or Former Participant’s Death.

(a)	Death On or After Date Distributions Begin.

(i)	Participant or Former Participant Survived by Designated Beneficiary. If the Participant or Former Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s or Former Participant’s death is the quotient obtained by dividing the Participant’s or Former Participant’s account balance by the longer of the remaining life expectancy of the Participant (or Former Participant) or the remaining life expectancy of the Participant’s or Former Participant’s designated Beneficiary, determined as follows:

(A)	The Participant’s or Former Participant’s remaining life expectancy is calculated using the age of the Participant or Former Participant in the year of death, reduced by one for each subsequent year.

(B)	If the Participant’s or Former Participant’s surviving Spouse is the Participant’s or Former Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s or Former Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For distribution calendar years after the year of the surviving Spouse’s death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

(C)	If the Participant’s or Former Participant’s surviving Spouse is not the Participant’s or Former Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s or Former Participant’s death, reduced by one for each subsequent year.

(ii)	No Designated Beneficiary. If the Participant or Former Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s or Former Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s or Former Participant’s death is the quotient obtained by dividing the Participant’s or Former Participant’s account balance by the Participant’s or Former Participant’s remaining life expectancy calculated using the age of the Participant or Former Participant in the year of death, reduced by one for each subsequent year.

(b)	Death Before Date Distributions Begin.

(i)	Participant or Former Participant Survived by Designated Beneficiary. If the Participant or Former Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s or Former Participant’s death is the quotient obtained by dividing the Participant’s or Former Participant’s account balance by the remaining life expectancy of the Participant’s or Former Participant’s designated Beneficiary, determined as provided in Subsection 14.4(a).

(ii)	No Designated Beneficiary. If the Participant or Former Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s or Former Participant’s death, distribution of the Participant’s or Former Participant’s entire nonforfeitable interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s or Former Participant’s death.

(iii)	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant or Former Participant dies before the date distributions begin, the Participant’s or Former Participant’s surviving Spouse is the Participant’s or Former Participant’s sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Subsection 14.2(b)(i), this Subsection 14.4(b) will apply as if the surviving Spouse were the Participant or Former Participant.

14.5.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a designated Beneficiary and notwithstanding anything contained in this Article to the contrary, distribution to the designated Beneficiary is not required to begin by the date specified in Section 14.2(b) of Article XIV of the Plan, but the Participant’s entire nonforfeitable interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant. This election will apply to all distributions.

14.6.	Definitions.

(a)	Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.8 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(b)	Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s or Former Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s or

Former Participant’s required beginning date. For distributions beginning after the Participant’s or Former Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 14.2(b). The required minimum distribution for the Participant’s or Former Participant’s first distribution calendar year will be made on or before the Participant’s or Former Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s or Former Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(c)	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(d)	Participant’s or Former Participant’s account balance. The balance of that Participant’s (or Former Participant’s) Accounts as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the balance in that Participant’s Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The “account balance” for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)	Required beginning date. The date specified in Section 6.6(f) of the Plan.